UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2020

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Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

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Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue

South San Francisco, California 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Cytokinetics, Incorporated (the “Registrant” or “Cytokinetics”) today announced a $1 million grant and four-year partnership with the HCM Registry (“HCMR”), a global registry of patients with hypertrophic cardiomyopathy (“HCM”) focused on improving predictive measures of risk for complications and identifying biomarkers associated with adverse clinical outcomes. The HCMR was designed as the first prospective multinational registry to identify novel prognostic markers in HCM, including CMR markers of fibrosis, genetic markers, and biomarkers. It has been funded to date by the National Heart, Lung, and Blood Institute, part of the National Institutes of Health (Grant number: U01 HL117006-01A1) and is being conducted by the University of Virginia and the University of Oxford. As an industry sponsor, Cytokinetics will join the HCMR Steering Committee in an observational capacity. The HCMR is a prospective, observational study that enrolled 2,755 participants from 44 sites in six countries in North America and Europe who will be followed for at least five years and up to 10. Enrollment began in 2014 and completed in 2017. Primary outcome measures include cardiac death, aborted sudden cardiac death, heart transplant and left ventricular assist device placement. Secondary outcome measures include all-cause mortality, ventricular tachyarrhythmias, hospitalization for heart failure, atrial fibrillation and stroke. The results of the study will help predict the risk of developing complications associated with HCM and provide evidence to inform better treatment decisions. Additional information is available at www.clinicaltrials.gov/ct2/show/NCT01915615

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

Date: August 18, 2020	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer